Exhibit 10.5

AMENDMENT NO. 1 TO
AMENDED & RESTATED EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED & RESTATED EXCLUSIVE LICENSE AGREEMENT (this “Amendment”), dated as of November [ ], 2023, amends that certain Amended and Restated Exclusive License Agreement, effective as of November 29, 2022 (the “License Agreement”), between MIRALOGX LLC, a Florida limited liability company (“Licensor”) and TELOMIR PHARMACEUTICALS, INC., a Florida corporation (“Licensee”). All capitalized terms appearing in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the License Agreement.

WHEREAS:

A. Pursuant to the License Agreement, the Licensor granted to Licensee certain rights and licenses under certain intellectual property of Licensor in order to commercially develop certain drug products within specified fields of use.

B. The parties to this Amendment desire to hereby amend the License Agreement to modify the licensed fields of use in the License Agreement.

NOW, THEREFORE, for good and valuable consideration, Licensor and Licensee hereby agree as follows:

1. Definition of “Field of Use”. Section 1.8 of the License Agreement is hereby deleted it its entirety and replaced with the following:

“1.8 “Field of Use” shall mean therapeutic treatments and other medical or health uses in animals or humans, and related preclinical studies and activities of any kind conducted in furtherance of obtaining regulatory approval for and commercialization of veterinary or human therapeutic treatments and uses.”

2. No Other Changes. Except as specifically set forth in this Amendment, all of the terms and provisions of the License Agreement shall continue to remain in full force and effect.

3. Entire Agreement. This Amendment, together with the License Agreement, constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to this subject matter. The License Agreement and this Amendment may not be amended or modified except by a written agreement executed by the parties.

[signatures follow]

IN WITNESS WHEREOF, the parties have caused have caused their respective signature page to this Amendment No. 1 to be duly executed as of the date first written above.

LICENSOR:

MIRALOGX LLC

By:	/s/ James A. McNulty
Name:	James A. McNulty
Title:	CFO

LICENSEE:

TELOMIR PHARMACEUTICALS, INC.

By:	/s/ Chris Chapman, M.D.
Name:	Chris Chapman, M.D.
Title:	CEO

2